UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2016

SILVERSUN TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50302	16-1633636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Regent Street, Suite 520
Livingston, New Jersey 07039
(Address of Principal Executive Offices)

(973) 396-1720
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On November 14, 2016, SilverSun Technologies, Inc. (the “Company”) issued a press release regarding the Company’s financial results for the period ended September 30, 2016, which is also disclosed in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 14, 2016. A copy of the Company’s press release is attached hereto as Exhibit 99.1. The attached exhibit is provided under Item 7.01 of this current report on Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1*	Press release dated November 14, 2016 “SilverSun Technologies Reports Profitable Third Quarter 2016 Results”.

*Filed herewith

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERSUN TECHNOLOGIES, INC.

Date: November 15, 2016	By:	/s/Mark Meller
Mark Meller
President, Chief Executive Officer and
Principal Accounting Officer